Other Current Assets	12 Months Ended
Mar. 31, 2025
Other Current Assets [Abstract]
Other Current Assets
24)
OTHER CURRENT ASSETS

	As at March 31
Particulars	2024	2025
Advance to suppliers^	145,423	144,324
Prepaid expenses	4,607	5,512
Receivable from related party#	24	—
Other assets	3,069	3,095
Total	153,123	152,931

# Loan given to Saaranya Hospitality Technologies Private Limited (equity-accounted investee) (refer note 37).

^ The Company pays advances to airlines for the procurement of airline tickets. These advances are utilized against the subsequent purchase of airline tickets. The outstanding airline balances as at March 31, 2025 includes amounts recoverable from Go Airlines (India) Limited ("Go First") amounting to USD 20,949 (March 31, 2024: USD 20,949), which includes refund due to customers of USD 10,902 (March 31, 2024: USD 10,902).

In May 2023, Go First filed an application for voluntary insolvency resolution proceedings before the National Company Law Tribunal ("NCLT") in India. The NCLT admitted the application and granted protection to Go First by imposing a moratorium against recovery by lessors, lenders, and other creditors of Go First. In addition, the NCLT had appointed a resolution professional (‘RP’) to operate Go First and to maintain Go First as a going concern.

The RP had prepared a revival plan and is making progress in getting interim funding sanctioned from the Committee of Creditors of Go First for funding the airline’s operations. Since the filing was for voluntary insolvency, there had been developments in favor of Go First’s possible resumption of operations including relief via moratorium from lease payments, interim approvals for the proposed revival plan and in-principle approval for funding among others including receipt of regulatory approval subject to certain conditions from Director General of Civil Aviation ("DGCA") which is the aviation regulator in India. The regulatory approval, though subject to conditions such as arrangement of interim funding, ensuring continuing airworthiness of the aircrafts, outcome of the ongoing insolvency resolution proceedings at NCLT and the High Court of Delhi, was critical to the revival process.

Considering cessation of operations of Go First and with no visibility on the resumption of operations along with adverse developments, the Company believes that there is significant uncertainty with respect to amounts recoverable from Go First and therefore, during the year ended March 31, 2024, the Company recorded an impairment provision of USD 10,047.

Further, the High Court of Delhi, directed DGCA to deregister the aircrafts leased by Go First. Consequently, DGCA had deregistered all 54 aircrafts and the lessors had reclaimed their aircrafts. On January 20, 2025, the NCLT ordered the liquidation of Go First following a request from Committee of Creditors.